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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       Form 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  November 11, 1997
                                  -----------------
                   Date of Report(date of earliest event reported)

Commission File Number  0-22472
                        -------

                               ADAPTIVE SOLUTIONS, INC.
_______________________________________________________________________________
                (Exact name of registrant as specified in its charter)

    Oregon                                       93-0981962
_______________________________________________________________________________
   (State or other jurisdiction of                            (I.R.S. Employer
     incorporation or organization)                        Identification No.)

      1400 N.W. COMPTON DRIVE, SUITE 340, BEAVERTON, OR          97006
_______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)

                                    (503) 690-1236
_______________________________________________________________________________
(Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OF ASSETS

    On October 30, 1997, Adaptive Solutions, Inc., an Oregon corporation (the "Registrant"), purchased Eastman Kodak Company's optical character recognition business, including certain inventory of finished goods and work-in-process, certain ancillary equipment used in the business, all of Seller's rights in and documentation relating to the business, certain service contracts, all of Seller's customer lists and records related to the business, Seller's intelligent character recognition technology and rights, and Seller's optical character recognition technology, patents, and rights. The consideration paid for the assets to Eastman Kodak Company was $950,000, composed of $400,000 cash at closing, 274,443 shares of Registrants Common Stock, and a promissory note in the amount of $250,000 secured by the assets purchased. The source of funds for the cash payment was Registrant's working capital. Registrant has agreed to register the shares of Common Stock and has guaranteed that Eastman Kodak Company will obtain net proceeds from the sale of such stock of $333,000. The promissory note will bear no interest and is payable in monthly installments of $50,000 commencing October 1, 1998 and continuing monthly thereafter until paid in full.

      EXHIBITS

           28.1   Press Release dated October 28 1997, relating to the Event.
           28.2 Asset Purchase Agreement between Adaptive Solutions, Inc. and Eastman Kodak Company.


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                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 1996              ADAPTIVE SOLUTIONS, INC.


                                      By: /s/ Richard L. Boonstra
                                          -------------------------
                                          Richard L. Boonstra
                                          Controller
                                          (Principal Financial and
                                          Accounting Officer)


                                       3
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                               ADAPTIVE SOLUTIONS, INC.

                                    EXHIBIT INDEX


                                                                    Sequentially
                                                                      Numbered
Document                                                               Page
--------                                                            ------------

28.1   Press Release dated November 25, 1996, relating to the Event      6
28.2   Asset Purchase Agreement between Registrant and Eastman
       Kodak Company                                                     8


                                      4
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                          SECURITIES AND EXCHANGE COMMISIION
                               Washington, D.C.  20549






                                       EXHIBITS
                                          TO

                                       FORM 8-K




                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                          OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                           5